© 2012 Mercury Computer Systems, Inc. Sidoti & Company, LLC 16 th Annual New York Conference March 20, 2012 Mark Aslett President & CEO Kevin Bisson SVP & CFO Exhibit 99.1

© 2012 Mercury Computer Systems, Inc.

Forward-Looking Safe Harbor Statement
This presentation  contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to fiscal 2012 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,”
“intend,” “likely,” “probable,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government’s interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and divestitures or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, changes to export regulations, increases in tax rates, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2011. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA and free cash flow, which are non-GAAP financial measures.  Adjusted EBITDA excludes certain non-cash and other specified charges. Free cash flow is defined as cash flow from operating activities less capital expenditures.  In addition the use of a last twelve months (“LTM”) period is not in accordance with GAAP.
The LTM period presented is the mathematical addition of the results of the third and fourth quarters of fiscal 2011 and the first and second quarters of fiscal 2012.  The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of adjusted EBITDA and free cash flow is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes the adjusted EBITDA and free cash flow financial measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the
Company’s most recent earnings release, which can be found on our website at www.mc.com/investor.

© 2012 Mercury Computer Systems, Inc.
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MRCY on NASDAQ
•
Real-time digital image,
signal and sensor processing
•
Commercial-item company
unique business model
•
Focused on DoD priorities
•
Deployed on ~300 programs
with 25+ Primes
•
$229M FY11 revenues;
18% Adj. EBITDA margin;
730+ employees
•
LTM Defense revenue ~87%;
61% growth (13% CAGR)
FY07–FY11
3
Best-of-breed provider of open, commercially developed
application ready and multi-INT subsystems for the ISR market
Introducing Mercury Computer Systems

© 2012 Mercury Computer Systems, Inc.

•
FY12 Defense budget approved - $530B base spending
•
FY13 Defense budget request announced - $525B base spending
•
Budget Control Act reduced FYDP spend growth vs 2012 request
•
Budget Control Act Jan 2013 sequester
© 2012 Mercury Computer Systems, Inc.
4
Source:  DOD Comptroller 2012 Budget Request
Defense industry turning the page on a decade of war
Slower growth in defense spending anticipated over next 5 years

5
•
New DoD roles and missions announced
•
Smaller force structure to protect readiness
•
Increased investment in key areas e.g. ISR, EW
•
Build capacity and capability of international partners
•
Defense procurement reform also underway
•
2012 election year
© 2012 Mercury Computer Systems, Inc.
… where there will be clear winners and losers

In the near term we believe the industry is entering
an 18 month transition period …

© 2012 Mercury Computer Systems, Inc.

Pure-play C4ISR, EW and defense electronics company entrenched on a diverse mix of programs aligned with DoD priorities
Best-of-breed provider of specialized sensor processing
subsystems to large defense Primes targeting platform upgrades
Increased ISR usage, shift to onboard processing and exploitation and evolving EW threats driving greater demand for Mercury solutions
Well positioned to benefit from DoD procurement reform, which is driving increased outsourcing by the large defense Primes
Well-defined strategy with a demonstrated track record of
double-digit defense revenue growth and improved profitability
Successful transformation has positioned the business for strong organic growth augmented through strategic acquisitions
Leading Market
Position
Differentiated
Capabilities
Favorable Macro
Industry Trends
Unique Business
Model
Proven
Management
Team
Well Positioned
for Growth
Mercury investment highlights

Mercury has strategically positioned its business to grow
Growth strategy summary
1. Expand our capabilities and offerings along sensor chain
2. Expand market presence within defense electronics
3. Continue to grow our customer and program base
4. Capitalize on Prime outsourcing / supply chain consolidation
5. Acquire complementary companies

© 2012 Mercury Computer Systems, Inc. 8 Historically, Mercury focused on one element of sensor chain We are the leader in high-performance embedded computing RACE++ Boards From

We now view our market opportunity as providing end-to-end
open sensor processing subsystems – a much larger opportunity
We are systematically growing our capabilities, services and offerings along the sensor chain organically and by acquisition
Services and Systems Integration
To
RACE++ Boards
From
Open Sensor Processing Subsystems
© 2012 Mercury Computer Systems, Inc.

© 2012 Mercury Computer Systems, Inc.

Mercury’s traditional market was narrowly defined
as airborne radar processing …
... limiting our growth potential within the C4ISR market
C4ISR
IMINT
$9,695M
25%
C4I RADAR EW EO/IR

Since then, we have systematically broadened our
addressable market within C4ISR …
… by investing in new products and capabilities
C4ISR
$9,695M
25%
$6,755M
17%
$7,801M
20%
$10,737M
28%
EW RADAR EO/IR C4I
© 2012 Mercury Computer Systems, Inc.

S e n s o r ,  P r o g r a m  a n d   P l a t f o r m   A g n o s t i c

© 2012 Mercury Computer Systems, Inc.
12
We are deployed on 300+ programs with 25+ Primes
RADAR EW EO/IR – C4I
BAMS
Global Hawk
BAMS
Global Hawk
SEWIP
SEWIP
AEGIS
AEGIS Ashore
AEGIS
AEGIS Ashore
Guardrail
Guardrail
Patriot
Patriot
Predator
Predator
Reaper
Gorgon Stare
Reaper
Gorgon Stare
F-16
F-16
JCREW 3.3
JCREW 3.3
ADAS
ADAS
Shadow
Shadow
Global Hawk
Global Hawk
F-35
F-35
F-35
F-35
F-16
F-16
© 2012 Mercury Computer Systems, Inc.

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Countering rogue nations’
ballistic missile threats
•
Highest performance radar
processor Application Ready
Subsystem
•
19 ship sets booked FY08-11
•
$24M booked in FY11,
$75M+ booked to date
•
Additional 35 ship sets
scheduled through GFY16
•
AMDR pushout likely
•
Additional upside
13
Aegis ballistic missile defense: SPY-1 BMD Radar
Mercury’s largest single program in production to date
© 2011 Mercury Computer Systems, Inc.

Patriot missile defense: Next generation ground radar
•
Services-led design win –
Prime outsourcing example
•
Sophisticated radar
processor Application Ready
Subsystem
•
Production awards received
to date: $36M
–
UAE, Taiwan, Saudi Arabia
•
Potential future FMS awards
–
Up to 15 countries
•
MEADS funding termination
•
Major growth potential
beginning in GFY13 with US
Army Patriot upgrade
Program in production; FMS and US Army upgrade driving growth
© 2012 Mercury Computer Systems, Inc.

© 2011 Mercury Computer Systems, Inc.
SEWIP Block 2: Countering new emerging peer threats
•
Naval surface fleet EW
upgrade: 100 ships
•
Delivered best-of-breed EW
Application Ready Subsystem
•
Moving from EMD phase to
LRIP in next 12 months
•
Production begins GFY15
•
Upside opportunities with
Block 1 upgrade and Block 3
•
Lockheed and Raytheon
partnering on SEWIP Block 3
Strong partnership with Prime driving Mercury content expansion

© 2011 Mercury Computer Systems, Inc.
JCREW 3.3 (I1B1): Joint services CIED program of record
Software defined jammer to defeat roadside bombs
•
2013 Navy RDT&E budget:
– GFY12 RDT&E funding  $62M
– Expect “milestone C” Q3 FY12
– GFY12 LRIP funding $61M
– LRIP timing Q3 GFY12 – Q2
GFY14
– JCREW GFY13 RDT&E $71.3M
•
2013 Navy production budget:
– GFY12 CIED activities transition
to JCREW 3.3 enduring program
– Total USMC req’t: 3100 mounted,
790 man portable, 13 fixed sites
– GFY13 USMC req’t: 1020
mounted, 790 man portable
– Award Jul 13, 1st delivery Jan 14
– GFY13 production funding
(Base & OCO)  total $167.9M

Note: Mercury was not involved in prior generations
Moving from RDT&E phase into Low Rate Initial Production

Gorgon Stare Increment 2
New program win
•
Increment 2
–
Total contract potential
$22-26M
–
$18M booked H1 FY12
–
Quick reaction capability;
delivery in 18 months
–
New onboard processor
and  storage for advanced
wide area sensors
–
Potential upside: flight
systems and spares
•
Future Increments to GFY18
–
Processor upgrades
–
Onboard multi-INT fusion
–
PED improvements

Several opportunities for growth over the next 3-6 years
© 2012 Mercury Computer Systems, Inc.

© 2012 Mercury Computer Systems, Inc.

JCREW 3.3 (I1B1): Counter-IED
Program transitioning from RDT&E phase to LRIP
Patriot: Missile Defense
Potential U.S. Army upgrades beginning in GFY13
Aegis: Ballistic Missile Defense
Well-defined upgrade provides foundational revenue
SEWIP: Naval Electronic Warfare
LRIP begins GFY13
Gorgon Stare: Wide-area airborne surveillance
Received $18M for Increment 2 development
FY13 program growth driver update

© 2012 Mercury Computer Systems, Inc.

Outsourcing could substantially increase our market
opportunity even with defense spending cuts
•
Reduce risk given firm-fixed
price contracts
•
Address high-fixed cost
operating model
•
Increase success rate on new
programs and production
recompetes
•
Develop differentiated, more
affordable solutions with fewer
internal R&D dollars
•
Compress upgrade
development and deployment
cycles
•
Consolidate supply base at
subsystem level
Mercury has strategically positioned its business to help
RF component
/ assembly consolidation
Embedded
computing consolidation
Primes retaining platform system design & integration
Primes reducing in-house engineering while
consolidating supply chain for subsystem
design & integration

© 2012 Mercury Computer Systems, Inc.

Exploitation
and
Fusion
Tailored feeds
directly to field
forces or ECM
RF acquisition targets:
RF transmitters / receivers
Power amplifiers
Synthesizers
DRFM
Mission
Computing
and
Embedded
Security
We are developing capabilities organically and are
looking to supplement that through acquisitions
ACS and MFS Acquisition Target Areas
We view our market opportunity as providing end-to-end,
open sensor processing subsystems to the Primes

Positioned for growth in a changing industry
•
Focused on the right defense market segments
•
Well positioned on key programs and platforms
•
Capabilities help address today’s and tomorrow’s threats
•
Business model aligned with defense procurement reform
•
Outsourcing partner to the Primes for sensor subsystems
•
Strong defense revenue growth and improved profitability
•
Pursuing complementary acquisitions to accelerate growth

© 2012 Mercury Computer Systems, Inc.

Financial Overview © 2012 Mercury Computer Systems, Inc.

© 2012 Mercury Computer Systems, Inc.
23
Defense revenue growth accelerating
Defense: 13% CAGR FY07-11
Notes:
•
111
130
145
158
179
208
89
60
44
42
50
30
0
50
100
150
200
250
300
FY07 FY08 FY09 FY10 FY11 LTM
Revenue ($M)
Defense Commercial
201
190
189
200
229
238
FY07-10 figures adjusted for discontinued operations.

© 2012 Mercury Computer Systems, Inc.
Profitability restored and improving
Notes:
•
•
•
•
(41)
(5)
8
17
25
30
($1.78)
($0.21)
$0.35
$1.22
$0.71
$0.73
-50
-40
-30
-20
-10
0
10
20
30
FY07 FY08 FY09 FY10 FY11 LTM
Operating Income $M Earnings per Share
FY07 figures are as reported in the Company’s fiscal 2007 Form 10K and have not been restated for discontinued operations.
FY08 – FY11 figures are as reported in the Company’s fiscal 2011 Form 10K.
FY10 Earnings per Share of $1.22 were positively influenced by $0.68 from the partial reversal of the valuation allowance against deferred tax assets and an effective FY10 tax rate benefit of approximately 5%.
FY11 and LTM EPS includes the impact of 5.6M additional shares from our follow-on public stock offering on February 16, 2011.

© 2012 Mercury Computer Systems, Inc.

Adjusted EBITDA at pro forma target
Notes:
•
•
23
23
30
41
49
12%
12%
15%
18%
21%
0
10
20
30
40
50
60
FY08 FY09 FY10 FY11 LTM
Adj. EBITDA ($M, %)
EBITDA Margin %
FY08 figures are as reported in the Company’s fiscal 2010 Form 10K. FY09-11 figures are as reported in the Company’s fiscal 2011 Form 10K.
Adjusted EBITDA excludes interest income and expense, income taxes, depreciation, amortization of acquired intangible assets, restructuring expense, impairment of long-lived assets, acquisition and other related expenses, and stock-based compensation costs.

•
Engineering and supply
chain transformation
–
Engineering methods
–
Investments in DFM
–
Operational efficiencies
–
Reduced lead times
–
Improved cost of quality
–
Outsourced manufacturing
•
Efficient working capital
platform supports growth
Note:
Generating healthy free cash flow from operations
-
30
-20
-10
0
10
20
30
40
FY07 FY08 FY09 FY10 FY11 LTM
Free Cash Flow ($M)
Operating cash flow
Capital expenditures
14
11
16
31
(5)
(4)
(7)
(9)
9
7
8
23
20
(10)
(8)
(18)
29
(9)
Free cash flow is defined as cash provided by operating activities less capital expenditures.
© 2012 Mercury Computer Systems, Inc.

Balance sheet poised for investment
No short and long term debt
Other financing sources available:
• $35M Operating line of credit
(no drawdowns)
© 2012 Mercury Computer Systems, Inc.

• $500M Shelf Registration
Cash and Marketable Securities ($M)

•
ACS : MFS LTM revenue split
94% : 6% respectively
•
High mix, low volume
•
R&D delivering significant
added value and returns
•
Increased  lower margin
engineering services and
systems integration
•
Services-led design wins lead
to long-term production
subsystem annuity revenues
(1) Other OPEX includes Amortization of Acquired Intangible Assets, Impairment of Goodwill and Long Lived Assets,
Restructuring, Gain on Sale of Long Lived Assets, and Acquisition Costs and Other Related Expenses.
Performing at target business model
© 2012 Mercury Computer Systems, Inc.
28
GAAP FY08 FY09 FY10 FY11 LTM
Target
Business
Model
Revenue 100% 100% 100% 100% 100% 100%
Gross Margin 58% 56% 56% 57% 58% 54+%
SG&A and
Other OPEX(1)
37% 29% 27% 26% 26%
Low-mid
20’s
R&D 24% 22% 21% 19% 20% High Teens
Operating
Income
(3%) 4% 9% 11% 13% 12-13%
Adj. EBITDA 12% 12% 15% 18% 21% 17-18%

H1 FY12 year over year comparison (GAAP)
GAAP H1 FY12 H1 FY11 Delta
Revenue ($M) 117 108 9%
Gross Margin
% Revenue
60.5% 57.9% 260 bps
Operating Expenses  ($M) 54 51 3
Operating Income ($M)
% Revenue
17
14.6%
12
10.9%
5
3.7 pts
Adj EBITDA 28 20 8
EPS (Continuing Operations) $0.39 $0.37 $0.02
Op Cash Flow ($M) 15 17 (2)
Bookings
Total Backlog ($M)
12-mo Backlog($M)
121
123
109
100
97
82
21%
27%
32%
Notes:
•
H1 FY12 tax rate 34%, H1 FY11 tax rate 30%
© 2012 Mercury Computer Systems, Inc.

© 2012 Mercury Computer Systems, Inc.
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Strong bookings growth and rebuilding backlog
•
Defense revenue growth accelerating
•
Profitability restored and improving
•
Generating healthy free cash flows from operations
•
Scalable working capital platform
•
Strong balance sheet with no debt
•
Performing at target business model
Financial summary